                                      Securities and Exchange Commission
                                            Washington, D.C. 20549

                                    --------------------------------------

                                                   FORM 8-K

                                                CURRENT REPORT
                                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 20, 2003

                                          The Phoenix Companies, Inc.
                           ---------------------------------------------------------
                            (Exact Name of Registrant as Specified in Its Charter)

           Delaware                               1-16517                               06-0493340
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 (State or Other Jurisdiction             (Commission File Number)                     (IRS Employer
      of Incorporation)                                                              Identification No.)

            One American Row, Hartford, CT                                         06102-5056
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       (Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code:                              (860) 403-5000
                                                                   ------------------------------------------

                                                NOT APPLICABLE
                           ---------------------------------------------------------
                         (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.   REGULATION FD DISCLOSURE

          On November 20, 2003 The Phoenix Companies, Inc. announced in a news release the appointment of
Michael E. Haylon as Executive Vice President and Chief Financial Officer to succeed Coleman D. Ross and the promotion of James D. Wehr to Senior Vice President and Chief Investment Officer, both changes to be effective
December 31, 2003. This news release is included in this current report as Exhibit 99.1.

ITEM 7.   EXHIBITS

          99.1 News release of The Phoenix Companies, Inc. dated November 20, 2003, regarding the appointment and promotion described in Item 9.

                                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PHOENIX COMPANIES, INC.

Date: November 20, 2003                      By:     /s/ Carole A. Masters
                                                    ---------------------------------------------------------
                                                     Name:   Carole A. Masters
                                                     Title:  Vice President